UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported) April 2, 2008

THE TJX COMPANIES, INC.
(Exact Name of Registrant as Specified in its Charter)

DELAWARE	1-4908	04-2207613

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

770 Cochituate Road, Framingham, MA 01701
(Address of Principal Executive Offices) (Zip Code)
(508) 390-1000
Registrant’s Telephone Number (Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
     On April 2, 2008, The TJX Companies, Inc. (“TJX”) and MasterCard International Incorporated (“MasterCard”) entered into a settlement agreement (the “Settlement Agreement”) to resolve potential claims and other disputes among TJX, MasterCard and worldwide MasterCard issuers with respect to the potential rights and claims of MasterCard and such issuers relating to TJX’s previously announced unauthorized computer intrusion or intrusions (such intrusion or intrusions collectively, the “Computer Intrusion”) during which MasterCard payment card account data are believed stolen.
     Under the Settlement Agreement, MasterCard will make alternative recovery offers (the “Settlement Offers”) to eligible MasterCard issuers worldwide that submitted claims with respect to MasterCard accounts alerted on by MasterCard in connection with the Computer Intrusion. These offers are an alternative to any recovery such issuers (including issuers affiliated with such issuers, issuers directly or indirectly sponsored by such issuers on whose behalf such issuers submitted claims, and any other issuers on whose behalf such issuers submitted claims) might otherwise be entitled to by reason of losses and costs incurred by them by reason of the Computer Intrusion, and MasterCard will recommend that such eligible MasterCard issuers accept the Settlement Offers.
     TJX will fund up to $24 million pre-tax in alternative recovery payments, depending on the extent of acceptance of the Settlement Offers. The settlement is conditioned on the acceptance of Settlement Offers by issuers of at least 90% of the claimed-on MasterCard accounts by May 2, 2008. The estimated costs of this settlement are already reflected in the reserve related to the Computer Intrusion that TJX established in its fiscal year ended January 26, 2008.
     If the settlement is consummated, those eligible MasterCard issuers accepting their Settlement Offers will irrevocably release, covenant not to sue, and indemnify TJX and its acquiring banks with regard to all claims, in connection with any injury or harm such issuers (including any issuers affiliated with such issuers, any issuers directly or indirectly sponsored by such issuers on whose behalf such issuers submitted claims, and any other issuers on whose behalf such issuers submitted claims) may have incurred as MasterCard issuers with respect to the Computer Intrusion or with respect to other alleged non-compliance with MasterCard’s data security requirements, including claims asserted or that might be assertable in the putative financial institutions class actions currently pending before the United States Court of Appeals for the First Circuit and the Massachusetts Superior Court in and for Middlesex County.
     The description of the Settlement Agreement set forth above is qualified in its entirety by reference to the actual terms of the Settlement Agreement, which is attached as Exhibit 10.1 and is incorporated by reference.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits

Exhibit 10.1	Settlement Agreement by and between The TJX Companies, Inc. and MasterCard International Incorporated, dated April 2, 2008.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE TJX COMPANIES, INC.
/s/ Donald G. Campbell
Donald G. Campbell
Vice Chairman

Dated: April 2, 2008

EXHIBIT INDEX

Exhibit
Number	Description

Exhibit 10.1	Settlement Agreement by and between The TJX Companies, Inc. and MasterCard International Incorporated, dated April 2, 2008.